SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2003

Modem Media, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-21935	06-1464807
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 East Avenue, Norwalk, Connecticut 06855

(Address of Principal Executive Officers) (Zip Code)

(203) 299-7000

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 1, 2003, Modem Media, Inc. issued a press release reporting guidance on earnings per share and revenue for the second quarter of 2003 and for the full year 2003. The press release is included in this report as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition

In accordance with general instruction B.6 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 1, 2003, Modem Media, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2003. The press release is included in this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEM MEDIA, INC.

/S/ SLOANE LEVY
Sloane Levy
Senior Vice President, General Counsel, Human Resources and Corporate Secretary

May 2, 2003

Index to Exhibits

Exhibit

99.1        Earnings Press Release dated May 1, 2003